UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 18, 2017

FEDERAL HOME LOAN BANK OF BOSTON

(Exact name of registrant as specified in its charter)

Federally chartered corporation	000-51402	04-6002575
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Boylston Street

Boston, MA 02199

(Address of principal executive offices, including zip code)

(617) 292-9600

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02 Results of Operations and Financial Condition.

On April 19, 2017, the Federal Home Loan Bank of Boston (the “Bank”) issued a press release announcing its preliminary, unaudited results for the quarter ended March 31, 2017, and the declaration of a dividend. On April 18, 2017, the Bank’s board of directors declared a cash dividend equal to an annual yield of 4.08 percent, the approximate daily average three-month LIBOR yield for the first quarter of 2017 plus 300 basis points. The dividend, based on average stock outstanding for the first quarter of 2017, will be paid on May 2, 2017. The press release, which should be reviewed for further details on each of these developments, is attached as Exhibit 99.1 to this report.

Item 7.01 Regulation FD Disclosure.

On April 19, 2017, Edward A. Hjerpe III, president and chief executive officer of the Bank, will make a presentation to members at the Bank’s annual meeting of shareholders. A copy of this presentation is attached as Exhibit 99.2 to this report.

Included in the presentation to members is a summary of the Bank’s plans, later in the quarter ending June 30, 2017, to: (i) reduce its members’ activity-based stock-investment requirement to 4.0% from 4.5% for advances with an original term to maturity of greater than three months and (ii) begin daily repurchases of excess stock held by any member whose excess stock exceeds the lesser of $10,000,000 or 25 percent of the member’s total stock investment requirement, subject to a minimum repurchase of $100,000.  As always, the Bank retains sole discretion to deny excess stock repurchases on a case-by-case basis.  As required by its Capital Plan, the Bank will provide written notice of and additional details on these plans to its members prior to their implementation.

The information set forth in Item 2.02 is also furnished under this Item 7.01. The information being furnished pursuant to Items 2.02 and 7.01 and contained in Exhibits 99.1 and 99.2 shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

This report, including Exhibits 99.1 and 99.2, uses forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 and is based on the Bank’s expectations as of the date hereof. For example, statements about future declarations of dividends and expectations for advances balances and mortgage-loan investments are forward-looking statements, among other forward-looking statements herein. The words “preliminary,” “expects,” “will,” “continued,” and similar statements and their plural and negative forms are used in this notification to identify some, but not all, of such forward-looking statements. The Bank cautions that, by their nature, forward-looking statements involve risks and uncertainties, including, but not limited to, the application of accounting standards relating to, among other things, the amortization of discounts and premiums on financial assets, financial liabilities, and certain fair value gains and losses; hedge accounting of derivatives and underlying financial instruments; the fair values of financial instruments, including investment securities and derivatives; and other-than-temporary impairment of investment securities, in addition to instability in the credit and debt markets, economic conditions (including effects on, among other things, mortgage-backed securities), changes in interest rates, and prepayment speeds on mortgage assets. Accordingly, the Bank cautions that actual results could differ materially from those expressed or implied in these forward-looking statements or could impact the extent to which a particular objective, projection, estimate or prediction is realized, and you are cautioned not to place undue reliance on such statements. The Bank does not undertake to update any forward-looking statement herein or that may be made from time to time on behalf of the Bank.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit Number

99.1 Press release issued by the Bank on April 19, 2017.

99.2 Presentation to members on April 19, 2017.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 19, 2017	Federal Home Loan Bank of Boston
	By:	/s/ Frank Nitkiewicz
Frank Nitkiewicz
Executive Vice President and Chief Financial Officer